Successfully Executing Strategy to Drive Long-Term Value for All Shareholders National Bankshares Investor Presentation – 4th Quarter 2025

Forward-Looking Statements National Bankshares, Inc. (the “Company” or “we”) makes forward-looking statements in this presentation that are subject to significant risks and uncertainties. These forward-looking statements include statements regarding our profitability, liquidity, allowance for credit losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals, and are based upon our management’s views and assumptions as of the date of this presentation. The words “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are based upon or are affected by factors that could cause our actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, inflation and changes in interest rates that may reduce our margins or reduce the value of financial instruments, the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or banking industry’s reputation becomes damaged, the adequacy of the level of the Company’s allowance for credit losses, the amount of credit loss provisions required in future periods, and the failure of assumptions underlying the allowance for credit losses, general and local economic conditions, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury, the OCC, the Federal Reserve, the CFPB and the FDIC, and the impact of any policies or programs implemented pursuant to financial reform legislation, unanticipated increases in the level of unemployment in the Company’s market, the quality or composition of the loan and/or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market, the real estate market in the Company’s market, laws, regulations and policies impacting financial institutions, technological risks and developments, and cyber-threats, attacks or events, the Company’s technology initiatives, geopolitical conditions, including trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events, the Company's ability to identify, attract, and retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment, performance by the Company’s counterparties or vendors, applicable accounting principles, policies and guidelines, and risks associated with mergers, acquisitions, and other expansion activities. These risks and uncertainties should be considered in evaluating the forward-looking statements contained in this presentation. We caution readers not to place undue reliance on those statements, which speak only as of the date of this presentation.

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP financial measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Roanoke ington Staunton Charlottesville NKSH at a Glance Financial Highlights (as of or for the quarter ended 12/31/2025) Assets $1.8B Gross Loans $1.0B Deposits $1.6B Shareholders’ Equity $185M TCE / TA(1) 9.53% GAAP Net Income $5.9M Core ROAA(1) 1.18% Core ROATCE(1) 12.57% Core Efficiency Ratio(1) 55.77% Founded: 1891 - The National Bank of Blacksburg (“NBB”) Headquarters: Blacksburg, VA Ticker: NKSH (Nasdaq) Branches / LPOs: 28 branches / 1 LPO Valuation Highlights (3/4/2026 mkt close) Market Capitalization $242M Price / Tangible Book Value(1) 1.40x Price / 2026E EPS(2) 13.5x Dividend Yield(3) 4.0% Sources: S&P Capital IQ Pro, Company filings; (1) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations; (2) Based on mean of Wall Street research estimates for NKSH; (3) Based on calendar year 2025 dividend of $1.51 Branch Loan production office (“LPO”)

Q4 2025 Highlights Reported net income for the quarter of $5.88 million or $0.92 per common share and core net income of $5.37 million or $0.84 per common share(1) Core earnings primarily reflect $509 thousand after-tax reduction for ACLL recovery Continued earnings improvement driven by favorable asset and liability repricing Maintained strong liquidity position and credit quality Recently upgraded core banking system brings improved technology to customers and to nearly every facet of the Bank’s operations New branch facilities in Roanoke and Lynchburg open the door for expansion in markets with dynamic economies Source: Company filings; (1) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations $0.84 $0.92 UNADJUSTED(1) CORE(1) EPS 1.18% 1.29% ROAA 12.57% 13.76% ROATCE 55.77% 55.78% Efficiency Ratio

Dominant Market Share in Our Core Markets Top 3 rank in counties representing >85% of deposits Source: S&P Capital IQ Pro; Note: Information as of 6/30/2025

New Markets Offer Attractive Growth Prospects We completed the acquisition of Frontier Community Bank in 2024, opening the door to attractive new markets in Waynesboro, Staunton and Lynchburg Our newest markets offer strong growth prospects, providing an avenue to deploy our excess liquidity We have been hiring and promoting seasoned bankers and relocating branches to capitalize on the opportunity: George Vaughan: Joined NBB as Vice President/Loans in January 2026, to serve customers in Lynchburg and surrounding areas Kevin Nixon: Joined NBB as a Loan Officer in December 2025 to serve customers throughout Augusta County, Rockingham County and the southern Shenandoah Valley from NBB’s Waynesboro Office Jon Cornett-McKee: Joined NBB as Vice President/Business Development in November 2025 to serve customers in the Roanoke Valley Chelsea Grandfield: Promoted to Assistant Vice President/Regional Manager in November 2025 to oversee NBB’s Roanoke, Lynchburg, Waynesboro and Staunton branches Projected Population Growth: 2026-2031(1) Sources: S&P Capital IQ Pro, Company info (1) Per S&P Capital IQ Pro. New markets include Waynesboro, Staunton and Roanoke counties.

We’ve Seen an Inflection in Margin and Profitability… Annualized Net Interest Margin Unadjusted Efficiency Ratio(1) Annualized Unadjusted PPNR(2) / Avg Assets Annualized Unadjusted PPNR(2) Per Share(3) Source: S&P Capital IQ Pro, Company filings; (1) Noninterest expense (GAAP) divided by the sum of noninterest income (GAAP) and net interest income, FTE (non-GAAP); (2) Pre-provision net revenue (PPNR) is the sum of noninterest income (GAAP) and Net Interest Income, FTE (non-GAAP) less noninterest expense (GAAP); (3) Average basic shares outstanding; (4) Includes $3.8M pre-tax gain on sale of private equity investment in 2022, $2.9M pre-tax expense in connection with FCB acquisition in 2024 and pre-tax expense in connection with core systems conversion of $2.1M in 2025 and $173k in 2024. ∆ Since ’24: +74 bps ∆ Since ’24: -1,979 bps ∆ Since ’24: +85 bps ∆ Since ’24: +133%

…Supported by Continued Asset/Liability Repricing Net interest margin compression from the FOMC's 2022-2023 rate hiking campaign is improving as we manage deposit costs with a strong liquidity position Asset yields are expanding as loan repricing accelerates and we optimize the securities portfolio for yield and interest rate risk As a result, we expect to see continued margin expansion as deposit costs decline and assets reprice to higher market rates As of 12/31/25, 100% of our securities portfolio (36% of total assets) is classified as available-for-sale and carried at fair value on our balance sheet Asset/Liability Repricing Overview Deposit Costs Have Inflected… …And Asset Yields are Expanding Sources: S&P Capital IQ Pro, https://fred.stlouisfed.org/series/FEDFUNDS, https://fred.stlouisfed.org/series/DGS10

Revenue Diversification Enhances Income Stability Q4 2025 Fee Income Mix Annualized Trust Income ($M) 2018-2025 CAGR: 6.7% Source: S&P Capital IQ Pro, Company filings Fee Income / Revenue: 17%

Strong Expense Management Net Operating Expense / Average Assets (%)(1) Source: S&P Capital IQ Pro; (1) Net operating expense is noninterest expense (GAAP) minus noninterest income (GAAP); (2) Includes $3.8M pre-tax gain on sale of private equity investment in 2022, $2.9M pre-tax expense in connection with FCB acquisition in 2024 and pre-tax expense in connection with core systems conversion of $2.1M in 2025 and $173k in 2024

Diversified and Resilient Deposit Franchise NBB Cost of Interest-Bearing Deposits vs Fed Funds(1) Retail and small business-oriented deposit base Rates have inflected since peaking in Q3 2024 and should see continued relief with further rate cuts Strong liquidity position provides flexibility during times of economic turmoil 12/31/2025 Deposit Composition Sources: S&P Capital IQ Pro, Company filings; (1) https://fred.stlouisfed.org/series/FEDFUNDS

Responsible Lending Drives Pristine Credit Quality Net Charge-offs / Average Loans: 2008 to 2025 Conservative underwriting standards No high-risk lending concentrations Manageable CRE exposure 12/31/2025 Loan Composition Sources: S&P Capital IQ Pro, Company filings

Delivering Exceptional Returns to Our Shareholders Total Shareholder Return: January 2000 to December 2025 Financial Crisis Covid-19 Pandemic 810% 417% Source: S&P Capital IQ Note: Dow Jones U.S. Small Cap Banks tracks the S&P U.S. SmallCap Banks, which is not available prior to 2005 SVB Fallout

Common Dividends Declared Per Share: 2000 to 2025 Proud History of Uninterrupted Dividend Payments 2000-2025 CAGR: 5.2% Source: S&P Capital IQ Pro; Note: 2023 includes $1.00 special dividend paid in Q1 2023

Robust Capital Levels and Return NBB at 12/31/2025 Actual Ratio Well Capitalized Total Capital 17.02% 10.00% Tier 1 Capital 16.16% 8.00% Common Equity Tier 1 16.16% 6.50% Tier 1 Leverage 10.42% 5.00% Dividends + Share Repurchases / Net Income NKSH and NBB possess robust regulatory capital levels We carefully consider all options for our excess capital in light of the operating environment We have prudently returned capital to shareholders via common dividends and share repurchases In February 2023, we paid a $1.00 special dividend after realizing a gain on sale of a private equity investment in the fourth quarter of 2022(1) We renewed our stock repurchase plan in May 2025, authorizing the repurchase of up to 250,000 shares Sources: S&P Capital IQ Pro, Company filings; (1) https://www.sec.gov/Archives/edgar/data/796534/000143774923000880/ex_463087.htm#:~:text=(NASDAQ%3A%20NKSH)%20(the,as%20of%20January%2023%2C%202023

Organic Growth Mergers and Acquisitions Capital Return New Business Lines Contiguous and new markets offer more growth prospects than legacy markets Open loan production offices in attractive markets (e.g., Charlottesville, VA) Recently opened new branch in Roanoke, VA Completed acquisition of Frontier Community Bank on June 1, 2024 Acquisition added three branch locations in Waynesboro, Staunton and Lynchburg Will continue to weigh capital return against organic growth and M&A Will not sacrifice position as a safe haven bank Will look at business lines that may be synergistic with our existing lines Will not pursue speculative new business initiatives Strong Financial Position Provides Optionality

Appendix

Non-GAAP Reconciliations – Q4 2025 (In thousands, except per share data) Source: Company filings

Source: Company filings Non-GAAP Reconciliations – Q4 2025 (In thousands, except per share data)